Exhibit 10.1

SERIES A-1 PREFERRED CONSENT AND EXCHANGE AGREEMENT

THIS SERIES A-1 PREFERRED CONSENT AND EXCHANGE AGREEMENT (this “Agreement”) is dated as of August 11, 2009, by and among Glowpoint, Inc., a Delaware corporation (the “Company”), and the holders of the Company’s Series A-1 Convertible Preferred Stock set forth on Exhibit A attached hereto (each a “Holder” and collectively the “Holders”).

Preliminary Statement

WHEREAS, Section 3(a) of the Company’s Certificate of Designations, Preferences and Rights of Series A-1 Preferred Stock (the “Series A-1 Certificate of Designation”) requires the affirmative vote or consent of the holders of at least two-third (2/3rds) of the outstanding shares of Series A-1 convertible preferred stock, par value $0.0001 (“Series A-1 Preferred Stock”), in order to, among other things, (i) authorize, create, issue or increase the authorized or issued amount of any class of debt or equity securities, ranking pari passu or senior to the Series A-1 Preferred Stock, with respect to the distribution of assets on liquidation, dissolution or winding up; or (ii) repurchase, redeem or pay dividends on, shares of common stock or any other shares of the Company's stock;

WHEREAS, the Company and the Holders desire to create a new Series A-2 convertible preferred stock, par value $0.0001 per share, stated value $7,500 per share (“Series A-2 Preferred Stock”), that (i) will rank senior to the Series A-1 Preferred Stock with respect to the distribution of assets on liquidation, dissolution or winding up and (ii) will be entitled to the payment of cash dividends; and

WHEREAS, after the creation of the Series A-2 Preferred Stock and subject to the terms and conditions set forth herein, the Company and the Holders desire to cancel and retire the Series A-1 Preferred Stock and forfeit any and all rights thereunder in exchange for shares of the Series A-2 Preferred Stock.  The Series A-2 Preferred Stock and the shares of Common Stock issuable upon conversion of the Series A-2 Preferred Stock are sometimes collectively referred to herein as the “Securities”.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereby agree as follows:

1. Creation of Series A-2 Preferred Stock.  The Holders, representing more than two-third (2/3rds) of the outstanding shares of Series A-1 Preferred Stock, hereby consent to the creation of the Series A-2 Preferred Stock with the rights and preferences set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series A-2 Convertible Preferred Stock in the form attached hereto as Exhibit B (the “Certificate of Designation”).  The Holders approve the terms of the Certificate of Designation in all respects and direct the Company to file it with the Delaware Secretary of State.

2. Securities Exchange.

(a) Upon the following terms and subject to the conditions contained herein, the Holders agree to deliver to the Company the Series A-1 Preferred Stock in exchange for the Series A-2 Preferred Stock.  In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the delivered shares of Series A-1 Preferred Stock shall be exchanged on a one-for-one basis into validly issued, fully paid and non-assessable shares of Series A-2 Preferred Stock.

(b) The closing under this Agreement (the “Closing”) shall take place at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 upon the satisfaction of each of the conditions set forth in Sections 5 and 6 hereof (the “Closing Date”).

(c) At the Closing, the Holders shall deliver to the Company for cancellation the shares of Series A-1 Preferred Stock, or an indemnification undertaking with respect to such shares of Series A-1 Preferred Stock in the event of the loss, theft or destruction of such shares of Series A-1 Preferred Stock.  At the Closing, the Company shall issue to the Holders the Series A-2 Preferred Stock, each in the amounts set forth on Exhibit A attached hereto.

3. Representations, Warranties and Covenants of the Holders.  Each of the Holders hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company, with respect solely to itself and not with respect to any other Holder:

(a) If a Holder is an entity, such Holder is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) This Agreement has been duly authorized, validly executed and delivered by each Holder and is a valid and binding agreement and obligation of each Holder enforceable against such Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and each Holder has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(c) Each Holder understands that the Securities are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of each Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws.

(d) The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not (i) violate any provision of the Holder’s charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Holder is a party or by which the Holder’s respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Holder or by which any property or asset of the Holder are bound or affected, except, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Holder’s ability to perform its obligations under this Agreement.

(e) Each Holder is an “accredited investor” as defined under Rule 501 of Regulation D promulgated under the Securities Act, with sufficient knowledge and experience in financial matters as to be capable of evaluating the risks and merits of the transaction contemplated hereby.

(f) Each Holder is and will be acquiring the Securities for such Holder’s own account, for investment purposes, and not with a view to any resale or distribution in whole or in part, in violation of the Securities Act or any applicable securities laws; provided, however, that by making the representations herein, such Holder does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition.

(g) The offer and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 3(a)(9) and/or 4(2) thereof.  Each Holder understands that the Securities purchased hereunder are “restricted securities,” as that term is defined in the Securities Act and the rules thereunder, have not been registered under the Securities Act, and that none of the Securities can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or the Company receives an opinion of counsel reasonably acceptable to the Company that an exemption from registration under the Securities Act is available (and then the Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws).

(h) Each Holder has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with any of the transactions contemplated by this Agreement.

(i) Each Holder acknowledges that the Securities were not offered to such Holder by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Holder was invited by any of the foregoing means of communications.  Each Holder, in making the decision to purchase the Securities, has relied upon independent investigation made by it and the representations, warranties and agreements set forth in this Agreement and the other transaction documents and has not relied on any information or representations made by third parties.  Each Holder acknowledges and agrees that it is fully satisfied with the terms of (including, without limitation, the consideration to be received by it in) the transaction contemplated herein.

(j) Each Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the shares of Series A-1 Preferred Stock set forth opposite such Holder’s name on Exhibit A, free and clear of all rights and Encumbrances (as defined below).   Each Holder has full power and authority to transfer and dispose of the shares of Series A-1 Preferred Stock set forth opposite such Holder’s name on Exhibit A, free and clear of any right or Encumbrance other than restrictions under the Securities Act and applicable state securities laws.  Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the shares of Series A-1 Preferred Stock set forth opposite such Holder’s name on Exhibit A.  “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

(k) Independent Investment.  Except as may be disclosed in any filings by a Holder with the Securities and Exchange Commission, Holder has not agreed to act with any other holder of any Company securities for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Securities and Exchange Act of 1934, as amended, and each Holder is acting independently with respect to its investment in the Securities.  The decision of each Holder to purchase Securities pursuant to this Agreement has been made by such Holder independently of any other Holder and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its subsidiaries which may have been made or given by any other Holder or by any agent or employee of any other Holder, and no Holder or any of its agents or employees shall have any liability to any Holder (or any other person) relating to or arising from any such information, materials, statements or opinions.

4. Representations, Warranties and Covenants of the Company.  The Company represents and warrants to each Holder, and covenants for the benefit of each Holder, as follows:

(a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect.  For purposes of this Agreement, “Material Adverse Effect” shall mean any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

(b) The Securities have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Securities shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

(c) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Company has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(d) The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company’s certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree (including federal and state securities laws and regulations), judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject, except in the case of clauses (i)(B), (ii)(except with respect to federal and state securities laws) or (iii), for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

(e) The delivery and issuance of the Securities in accordance with the terms of and in reliance on the accuracy of each Holder’s representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act.

(f) Except for the filing of the Certificate of Designation or any filings under federal or state securities laws required in connection with the transactions contemplated by this Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Securities or the consummation of the transactions contemplated by this Agreement.

(g) The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and delivery of the Securities hereunder.  Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws.  Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

(h) Except for amounts paid or payable to Burnham Hill Partners, LLC, if any, the Company represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any Holder or to any third party for the solicitation of the exchange of the Series A-1 Preferred Stock pursuant to this Agreement.

(i) The Company covenants and agrees that promptly following the Closing Date, all shares of Series A-1 Preferred Stock that are exchanged for Series A-2 Preferred Stock pursuant to the terms set forth herein will be cancelled and retired by the Company.

(j) There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant thereto.  There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company or any subsidiary, or any of their respective properties or assets which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

(k) The authorized capital stock of the Company and the shares thereof issued and outstanding as of July 31, 2009 are set forth on Schedule 4(k) attached hereto.  All of the outstanding shares of the Company’s Common Stock and any other outstanding security of the Company have been duly and validly authorized, and are fully paid and non-assessable.  Prior to the Closing, the Series A-1 Preferred Stock is the only Preferred Stock currently issued and outstanding.  Except as set forth in this Agreement or on Schedule 4(k) attached hereto, as of the Closing Date, no shares of Common Stock are entitled to preemptive rights and there are no registration rights or outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company.  The Company is not a party to, and its executive officers have no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.  The Company has furnished or made available to the Holders true and correct copies of the Company’s certificate of incorporation as in effect on the date hereof, and the Company’s bylaws as in effect on the date hereof.

(l) Prior to registration of the shares of Common Stock underlying the Series A-2 Preferred Stock under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 7 of this Agreement.  Subject to any applicable state and federal securities laws, the Company warrants that the Securities shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement.  If a Holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act or the Holders provide the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Holders and without any restrictive legend.  The Company acknowledges that a breach by it of its obligations under this Section 4(l) will cause irreparable harm to the Holders by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4(l) will be inadequate and agrees, in the event of a breach or the Holders’ reasonable perception of a threatened breach by the Company of the provisions of this Section 4(l), that the Holders shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

5. Conditions Precedent to the Obligation of the Company to Issue the Series A-2 Preferred Stock.  The obligation hereunder of the Company to issue and deliver the Series A-2 Preferred Stock to each Holder is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Each Holder shall have executed and delivered this Agreement.

(b) The Company shall have filed the Certificate of Designation with the Delaware Secretary of State, in substantially the form attached hereto as Exhibit B.

(c) Each Holder shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Holder at or prior to the Closing Date.

(d) Each of the representations and warranties of each Holder in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

6. Conditions Precedent to the Obligation of the Holders to Accept the Series A-2 Preferred Stock. The obligation hereunder of each Holder to accept the Series A-2 Preferred Stock is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below.  These conditions are for each Holder’s sole benefit and may be waived by each Holder at any time in its sole discretion.

(a) The Company shall have executed and delivered this Agreement.

(b) The Company shall have filed the Certificate of Designation with the Delaware Secretary of State, in substantially the form attached hereto as Exhibit B.

(c) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(d) Each of the representations and warranties of the Company in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(e) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement at or prior to the Closing Date.

(f) As of the Closing Date, no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which questions the validity of this Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto.  As of the Closing Date, no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

(g) No Material Adverse Effect shall have occurred at or before the Closing Date.

(h) The Company shall have delivered on the Closing Date to the Holders a secretary’s certificate, dated as of the Closing Date, as to (i) the resolutions of the board of directors of the Company authorizing the transactions contemplated by this Agreement, (ii) the Company’s certificate of incorporation, (iii) the Company’s bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing this Agreement.

(i) The certificates representing the shares of Series A-2 Preferred Stock shall have been duly executed and delivered to the Holders.

(j) At the Closing, the Holders shall have received an opinion of counsel to the Company, dated the Closing Date, in the form of Exhibit C hereto.

(k) The Company shall have executed and delivered the Registration Rights Agreement, dated the date hereof, to each Holder.

7. Legend.  Each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR GLOWPOINT, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

The Company agrees to reissue certificates representing any of the Securities, without the legend set forth above if at such time, prior to making any transfer of any such Securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request, and provided the conditions set forth in this paragraph shall have been met.  Such proposed transfer will not be effected until: (a) the Company has either (i) received an opinion of counsel that the registration of the Securities is not required in connection with such proposed transfer; or (ii) filed a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Securities and Exchange Commission, which registration statement has become effective under the Securities Act; and (b) the Company has received an opinion of counsel that either: (i) the registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected.  The Company will use reasonable efforts to respond to any such notice from a Holder within five (5) business days.  In the case of any proposed transfer under this Section 7, the Company will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject.  The restrictions on transfer contained in this Section 7 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.

8. Fees and Expenses.  Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided, however, that the Company shall pay the reasonable legal fees of a single law firm and expenses (exclusive of disbursements and out-of-pocket expenses) incurred collectively by the Holders in connection with the preparation, negotiation, execution and delivery of this Agreement and the other transaction documents.

9. Indemnification.

(a) The Company hereby agrees to indemnify and hold harmless each Holder and its officers, directors, shareholders, members, managers, employees, agents and attorneys against any and all losses, claims, damages, liabilities and reasonable expenses (collectively “Claims”) incurred by each such person in connection with defending or investigating any such Claims, whether or not resulting in any liability to such person, to which any such indemnified party may become subject, insofar as such Claims arise out of or are based upon any breach of any representation, warranty, covenant or agreement made by the Company in this Agreement.

(b) Each Holder hereby agrees to indemnify and hold harmless the Company and its officers, directors, shareholders, members, managers, employees, agents and attorneys against any and all Claims incurred by each such person in connection with defending or investigating any such Claims, whether or not resulting in any liability to such person, to which any such indemnified party may become subject, insofar as such Claims arise out of or are based upon any breach of any representation, warranty, covenant or agreement made by such Holder in this Agreement.

10. Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the County of New York located in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.  Each party waives its right to a trial by jury.  Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein.  Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

11. Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, or telecopier (provided that any notice sent by telecopier shall be confirmed by other means pursuant to this Section 11), initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

(a)	if to the Company:

Glowpoint, Inc.
225 Long Avenue
Hillside, New Jersey 07205
Attention: President
Tel. No.: (312) 235-3888 x2044
Fax No.:  (973) 391-1904

and

General Counsel
Glowpoint, Inc.
225 Long Avenue
Hillside, New Jersey 07205
Tel. No.: (312) 235-3888 x 2087
Fax No.: (973) 556-1272

with a copy to:

Gibbons P.C.
One Gateway Center
Newark, New Jersey 07102
Attn: Frank Cannone, Esq.
Tel. No.: (973) 596-4500
Fax No.:  (973) 596-0545

(b)
 if to the Holders:

At the address of such Holder set forth on Exhibit A to this Agreement;

with a copy to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention: Christopher S. Auguste, Esq.
Tel. No.: (212) 715-9100
Fax No.: (212) 715-8000

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; or when actually received or refused if sent by other means.

12. Confidentiality. Each Holder acknowledges and agrees that the existence of this Agreement and the information contained herein and in the Exhibits hereto (collectively, “Confidential Information”) is of a confidential nature and shall not, without the prior written consent of the Company, be disclosed by such Holder to any person or entity, other than such Holder’s personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and that it shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the subject matter of this Agreement.  Notwithstanding the foregoing, a Holder may use or disclose Confidential Information to the extent Holder is legally compelled to disclose such Confidential Information, provided, however, that prior to any such compelled disclosure, Holder shall give the Company reasonable advance notice of any such disclosure and shall cooperate with the Company in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential Information. Each Holder further acknowledges and agrees that the information contained herein and in the other documents relating to this transaction may be regarded as material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company.  Accordingly, until such time as any such non-public information has been adequately disseminated to the public, each Holder shall not purchase or sell any securities of the Company, or communicate such information to any other person.  The Company shall also file with the Securities and Exchange Commission a Current Report on Form 8-K (the “Form 8-K”) describing the material terms of the transactions contemplated hereby as soon as practicable following the Closing Date, but in no event more than two (2) Trading Days following the Closing Date, which Form 8-K shall be subject to prior review and comment by the Holders.  "Trading Day" means any day during which The New York Stock Exchange shall be open for business.

13. Entire Agreement.  This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein.  This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by all of the parties hereto.

14. Counterparts.  This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE TO PREFERRED CONSENT & EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

GLOWPOINT, INC.
By:
Name: Title:

Holder: By:
Name: Title: